Exhibit 31.1
CERTIFICATIONS PURSUANT TO
SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002
CERTIFICATION
I, Bernard J. Duroc-Danner, certify that:
          1. I have reviewed this Amendment No. 1 to the annual report on Form 10-K of Weatherford International Ltd.; and
          2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Bernard J. Duroc-Danner
Bernard J. Duroc-Danner
Chief Executive Officer (Principal Executive Officer)

Date: April 30, 2010